UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2006

FCStone Group, Inc.

(Exact name of registrant as specified in its charter)

Iowa	000-51099	42-1091210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2829 Westown Parkway, West Des Moines, IA	50266
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (515) 223-3756

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 9, 2006, our board of directors adopted a resolution approving an amendment and restatement of our company’s bylaws. Among the amendments reflected in this amendment and restatement of our company’s bylaws are those described below.

•	After giving effect to the amendments, the annual meeting of our stockholders will be held on the second Tuesday in January of each year, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 a.m., or at such other date and time as designated by our board of directors and stated in the notice of the meeting. Prior to the amendments, the annual meeting of our stockholders was held on a date specified by our board of directors within 180 days following the end of our fiscal year.

•	Stockholders may propose actions for consideration at annual meetings of stockholders by giving timely notice of the proposal. After giving effect to the amendments, notification of a proposal for consideration at an annual meeting will be considered timely if it is received no later than 120 calendar days prior to the date of our company’s proxy statement released in connection with the preceding year’s annual meeting of stockholders. Prior to the amendments, notification of a proposal for consideration at an annual meeting will be considered timely if it is received no later than 120 calendar days prior to the date of such annual meeting. Both before and after the amendments, if no annual meeting of stockholders was held in the previous year or the date of the annual meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice will be timely if provided on the later of (a) the expiration of the applicable 120-day period or (b) the 10th day following the date on which public announcement of the annual meeting date is first made.

•	After giving effect to the amendments, special meetings of stockholders may be called only by the chairman of the board of directors, by the president, by a majority of the whole board of directors, or by our stockholders having not less than the percentage of votes specified in Section 490.702 of the Iowa Business Corporation Act (which generally provides that stockholders having not less than 10% of the votes may call a special meeting). Prior to the amendments, special meetings of stockholders could be called by the chairman of the board of directors, by the president, by any four or more directors, or by stockholders having not less than 25% of the votes upon compliance with Section 490.702 of the Iowa Business Corporation Act.

•	Prior to the amendments, our board of directors had the option of closing the stock transfer books for a period of at least 10 days, but not more than 60 days, for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders. Alternatively, our board of directors could fix in advance a date as the record date for any such determination of such stockholders. After giving effect to the amendments, our board of directors no longer may close the stock transfer books for that purpose.

2

•	After giving effect to the amendments, holders of a majority of the outstanding shares of stock entitled to vote at any meeting of stockholders, present in person or represented by proxy, constitutes a quorum for the transaction of business at such meeting, except as otherwise provided by law, our articles of incorporation (which override any conflicting provisions from our bylaws and currently provide that the holders of 25% of the shares of common stock entitled to vote at any meeting of stockholders constitutes a quorum) or our bylaws. Prior to the amendments, the holders of one-fourth of the shares of common stock entitled to vote at any meeting of stockholders constituted a quorum.

•	After giving effect to the amendments, at all meetings of stockholders the voting will be by ballot. Moreover, if authorized by the board of directors and unless otherwise provided by laws, any requirement for a written ballot will be satisfied by a ballot submitted by electronic transmission if it either sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Prior to the amendments, voting on any question or in any election may be by voice vote unless the presiding officer orders, or any stockholder demands, that voting be by ballot.

•	After giving effect to the amendments, our company’s directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast. Prior to the amendments, our bylaws provided that directors were elected by a majority of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of the stockholders at which a quorum was present.

•	After giving effect to the amendments, our board of directors, other than any director who may be elected by the holders of any preferred stock, will be divided into three classes (designated as Class I, Class II and Class III), as nearly equal in number as the then total number of directors constituting the whole board of directors permits, with the terms of office of one class expiring each year. Prior to the amendments, our directors were divided into three classes (designated a Class I, Class II and Class III). Class I had eight directors, Class II had one director, and Class III had one director. The board of directors selected (a) nominees for election as Class I directors from four geographic regions after considering preference ballots provided by holders of common stock in each such region, (b) a nominee for election as the Class II director after considering preference ballots provided by our 12 largest stockholders, including the trustee of our employee stock ownership plan, and (c) a nominee for election as the Class III director without consideration of preference ballots. Class I, Class II and Class III directors were further divided into three groups with the directors in each group serving three-year staggered terms. The first such group was comprised of three Class I directors, the second group was comprised of three Class I directors and one Class II director and the third group was comprised of two Class I directors and one Class III director.

•	Stockholders may nominate persons for election as directors by giving timely notice of such nomination. After giving effect to the amendments, director nominations for consideration at an annual meeting will be considered timely if received no later than 120 calendar days prior to the date of our company’s proxy statement released in connection

3

with the preceding year’s annual meeting of stockholders and director nominations for consideration at a special meeting will be considered timely if received no later than the 10th day following the date on which public announcement of the special meeting date is first made. If no annual meeting of stockholders was held in the previous year or the date of the annual meeting is changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice will be timely if provided on the later of (a) the expiration of the applicable 120-day period or (b) the 10th day following the date on which public announcement of the annual meeting date is first made. Prior to the amendments, notice of the stockholder’s intent to make a nomination at a meeting of stockholders must be received not later than 120 days in advance of the date of such meeting in the case of an annual meeting and, in the case of a special meeting, not more than seven days following the date of notice of the special meeting.

•	After giving effect to the amendments, our board of directors will have an audit committee, a compensation committee, a nominating and corporate governance committee, and an executive committee, in addition to any other committees designated by our board. Prior to the amendments, our bylaws provided for an executive committee and referred to a nominating committee.

The description in this report of the amendments reflected in the amendment and restatement of our company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of our company’s amended and restated bylaws. A copy of our company’s amended and restated bylaws is attached to this report as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
Exhibit 4.1	Amended and restated bylaws of our company.

*    *    *

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCSTONE GROUP, INC.

Dated: October 18, 2006

	By:	/s/ Robert V. Johnson
Robert V. Johnson
Executive Vice President and Chief Financial Officer

5